Semiannual Report

New Jersey
Tax-Free
Bond Fund

August 31, 2002

T. Rowe Price(registered trademark)              logo(registered trademark)


Table of Contents
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Highlights                                                          1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  New Jersey Market News                                            3

  Portfolio Strategy                                                4

  Outlook                                                           5

Performance Comparison                                              7


Financial Highlights                                                8

Statement of Net Assets                                             9


Statement of Operations                                            15

Statement of Changes in Net Assets                                 16

Notes to Financial Statements                                      17

About the Fund's Trustees and Officers                             20
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--------------------------------------------------------------------------------

 Highlights
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o    Falling interest rates created a sound environment for fixed-income investments during the past six months, generating good returns for tax-exempt securities.

o The New Jersey Tax-Free Bond Fund generated 6- and 12-month gains that handily outperformed the peer group average.

o Demand for New Jersey tax-exempt securities far outstripped supply, even as new issuance expanded 80% from the year-earlier period.

o As investors flocked to the available supply of municipals, yields trended lower and bond prices rose.

o The yields offered by tax-exempt securities compare favorably with Treasury yields on an after-tax basis, and we remain positive on our outlook for New Jersey's municipals.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------

New Jersey Tax-Free
Bond Fund                                             4.17%                5.62%

Lipper New Jersey Municipal
Debt Funds Average                                    3.49                 4.47
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Price and Yield
--------------------------------------------------------------------------------

                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

Price Per Share                                      11.50                11.70

Dividends Per Share
For 6 months                                          0.27                 0.27


For 12 months                                         0.54                 0.54

30-Day Dividend Yield*                                4.72%                4.59%

30-Day Standardized
Yield to Maturity                                     4.02                 3.73
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*    Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.
--------------------------------------------------------------------------------

Portfolio Manager's Report
--------------------------------------------------------------------------------

New Jersey municipal bonds rallied in the six months ended August 31, due primarily to falling interest rates and solid demand that far outstripped expanding supply. As yields on New Jersey bonds fell, your portfolio benefited from share price appreciation and generated stable dividend income. Investors, fleeing stock market declines and volatility, took advantage of the steady results and strong tax-equivalent yields available in the municipal market.

     ECONOMY AND INTEREST RATES

     At the outset of the six-month period, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage economic growth and a quick turnaround from the weaker economy in 2001.


     New Jersey Bond Yield Index

                                                           New Jersey Index
--------------------------------------------------------------------------------
     8/31/01                                                      4.9

                                                                 5.11

                                                                 4.95

     11/30/01                                                    5.12

                                                                 5.26

                                                                 5.13

     2/28/02                                                     5.06


                                                                  5.3

                                                                 5.12

     5/31/02                                                     5.13

                                                                 5.05

                                                                 4.91

     08/31/02                                                    4.85
--------------------------------------------------------------------------------

Source: T. Rowe Price Associates
--------------------------------------------------------------------------------

     As the current period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused in the summer months. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors stepped up their bond market allocations. Fixed-income securities fared well against this backdrop; both taxable and municipal yields ended the period lower than where they started.

     Shorter-term bonds outperformed longer-term issues in both markets. Short municipal yields dropped about 75 basis points (100 basis points equal one percentage point) from already historic lows for the overall period, while long-term municipal yields fell about 15 basis points. The longer-bond yields declined less than short-term yields as investors remained somewhat more optimistic on the economy's long-term prospects.

NEW JERSEY MARKET NEWS

     For better than a decade, New Jersey had benefited from stronger-than-expected economic growth, particularly in sectors including pharmaceuticals, chemicals, telecommunications, and financial services. Bolstered by low unemployment and the economy's expansion, New Jersey became one of the nation's wealthiest states, building reserves of approximately 1.3 billion in the fiscal year ended June 30, 2001.

     Fiscal 2002 proved to be far more challenging because approximately 50% of the state's income tax revenues are received from those earning over 250,000 per year. These individuals benefited the most from the buoyant equity markets of the late 1990s; however, when stocks tumbled and tax revenues did not come in as expected, the state was forced to use substantially all of its reserves. Fiscal 2003 is likely to be difficult for New Jersey as well. The unemployment rate (as of July 2002) rose to approximately 5.5%, further reducing tax revenues and raising social support costs. Though the 2003 budget is balanced, it relies on aggressive estimated personal income tax growth rates and a successful restructuring of the corporate income tax. The state also expects a 5% increase in sales taxes to achieve budgetary balance. The rating agencies have taken note of the state's potential difficulties. Moody's Investors Service downgraded New Jersey's long-term general obligation debt to Aa2 in March and continues to be pessimistic on the state's prospects. Standard & Poor's downgraded the state to AA, although its outlook remained stable, and Fitch lowered the state's rating to AA. Nevertheless, New Jersey's debt is still rated mid-AA, which is an upper-tier rating. Because we monitor the state's status closely and maintain a broadly diversified portfolio, we believe that no significant changes are needed at this juncture.

     In New Jersey, as well as nationwide, a high level of new-issue municipal bond supply weighed on results at the outset of the fiscal year. Nationwide, 2001 issuance narrowly missed setting an all-time record at 286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. As the year progressed, the increased municipal issuance was easily absorbed, and strong demand from both individual investors and institutions supported municipal bond prices. Higher-quality bonds posted the best performance, as lower-rated issues were held back by a weaker economy and greater credit risk aversion. Toward the end of the period, long-term yields fell below 5%, which caused many outstanding bonds to trade to their shorter call dates and reduced their potential for capital appreciation.


PORTFOLIO STRATEGY

     The New Jersey Tax-Free Bond Fund generated a solid 4.17% six-month gain, easily outperforming its Lipper peer group average. The fund's below-average expense ratio contributed to the superior relative performance. Dividends per share were unchanged from the prior six months, and a 0.20 price advance since February significantly aided returns. The fund's 30-day standardized yield eased to 3.73% (equivalent to a 5.74% yield on a taxable fund for investors in the 35% tax bracket) on August 31, from 4.02% six months earlier.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      17.0                 16.9

Weighted Average Effective
Duration (years)                                       6.6                  6.4

Weighted Average Quality*                              AA-                  AA-
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     Our strategy for the period was to maintain the fund's duration in a neutral range. As bond prices rose in recent months, more of the fund's holdings priced to their call dates rather than to maturity. At the end of August, duration stood at 6.4 years, modestly lower than 6.6 years six months ago, and unchanged from August 31, 2001. (Duration is a measure of price sensitivity to changing interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in interest rates, and vice versa.)

     The fund's weighted average quality remained unchanged at AA-. The portfolio holdings with the greatest returns over the past six months were concentrated in the life care sector, as investors seeking higher yields bid up prices. In addition, zero coupon bonds, most of which are noncallable and have longer durations, also outperformed the general market. New Jersey Economic Development for Kapkowski Road Landfill Reclamation, a zero coupon bond that was escrowed to maturity during the period, was the portfolio's top performer.


     Airline-backed revenue bonds suffered losses during the period, as the business environment for the airline industry took a turn for the worse. The Chapter 11 bankruptcy filing by US Airways Group, continued losses for other airline companies, and concerns of additional bankruptcy filings painted a bleak picture for the industry and for its outstanding debt. Fortunately, the portfolio's exposure to the sector was relatively small, with one position in Continental Airlines for Newark Airport.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

General Obligation-Local                                16%                  16%

Educational Revenue                                      9                   11

Hospital Revenue                                        10                   10

Prerefunded Bonds                                       10                    9

Housing Finance Revenue                                  9                    8
--------------------------------------------------------------------------------

     Overall, portfolio turnover was light once again, because solid individual and institutional demand for New Jersey tax-exempt paper was strong. Our continued focus was to maintain low cash reserves by continuously investing new cash inflows and avoiding extremely low interest rates for cash balances. Most of the portfolio's new additions were directed to general obligation and education sector bonds, the fund's two largest sectors.

OUTLOOK

     We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner. The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising short-term interest rates from historically low levels. Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

     Respectfully submitted,


     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee

     September 14, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price New Jersey Tax-Free Bond Fund

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                  Lehman              Lipper
                                Brothers          New Jersey         New Jersey
                               Municipal           Municipal           Tax-Free
                                    Bond          Debt Funds               Bond
                                   Index            Average                Fund
--------------------------------------------------------------------------------

8/31/92                           10.000            10.000               10.000

8/93                              11.22             11.279               11.429

8/94                              11.236            11.157               11.258

8/95                              12.232            11.969                12.15

8/96                              12.873             12.54               12.796

8/97                              14.063            13.593               13.904

8/98                              15.279            14.728                15.13

8/99                              15.356            14.601               15.004

8/00                              16.396            15.357               15.785

8/01                              18.067            16.908               17.466

8/31/02                           19.195            17.741               18.447
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
8/31/02               1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------

New Jersey
Tax-Free
Bond Fund               5.62%            7.13%            5.82%            6.31%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                     August 31, 2002

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $  11.50   $  11.33   $  10.62   $  11.62   $  11.51   $  11.08

  Investment
  activities
  Net investment
  income (loss)    0.27       0.54       0.55       0.54       0.55*      0.57*

  Net realized
  and realized
  gain (loss)      0.20       0.17       0.71      (1.00)      0.11       0.43

  Total from
  investment
  activities       0.47       0.71       1.26      (0.46)      0.66       1.00

Distributions
  Net investment
  income          (0.27)     (0.54)     (0.55)     (0.54)     (0.55)     (0.57)

NET ASSET VALUE
End of period  $  11.70   $  11.50   $  11.33   $  10.62   $  11.62   $  11.51
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return^            4.17%      6.46%     12.18%     (4.06)%     5.81%*     9.24%*

Ratio of total
expenses to
average net
assets             0.59%!     0.60%      0.63%      0.65%      0.65%*     0.65%*

Ratio of net
investment
income (loss)
to average
net assets         4.67%!     4.80%      5.04%      4.84%      4.72%*     5.05%*

Portfolio
turnover rate     15.6%!     17.0%      24.6%      50.2%      25.5%      34.3%

Net assets, end
of period
(in thousands) $141,536   $129,504   $121,824   $104,298   $121,637    $99,765
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
!    Annualized

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                   August 31, 2002

Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

NEW JERSEY  95.9%

Bordentown Sewage Auth., 5.50%,
12/1/25 (FGIC Insured)                            $  1,300             $  1,378

Burlington County Bridge Commission,
GO, 5.25%, 8/15/19                                     825                  876

Cape May PCR, Atlantic City Electric
     6.80%, 3/1/21 (MBIA Insured)                    1,520                1,928

Egg Harbor Township School Dist., GO
     5.00%, 7/15/16 (FGIC Insured)                   1,250                1,338

Essex County Improvement Auth., GO
  County Correctional Fac.
     5.75%, 10/1/30 (FGIC Insured)                   1,500                1,663

Gloucester County Improvement Auth.
     IDR, 6.85%, 12/1/09                             1,100                1,208

Hopewell Valley Regional School Dist., GO
     5.00%, 8/15/15 (FGIC Insured)                   2,000                2,135

Hudson County Improvement Auth., GO
  Union City Lease Project
     5.20%, 7/15/24 (FGIC Insured)                   2,000                2,063

Jersey City, GO, School Bonds,
     6.50%, 2/15/04                                    500                  512

Mercer County Public Improvement Auth.,
     GO, 5.75%, 9/15/16                              2,000                2,198

Middlesex County PCR, Amerada Hess,
     6.875%, 12/1/22                                 1,500                1,525

Middlesex County Utilities Auth.
     6.25%, 8/15/10 (MBIA Insured)                     500                  578

Morris County, GO, 5.25%, 11/15/20                     725                  760

New Jersey, GO
     5.00%, 8/1/22 (FGIC Insured)                    1,500                1,529

     5.50%, 5/1/17                                   1,000                1,139

     7.05%, 7/15/12
     (Prerefunded 7/15/05!) (triangle)               1,335                1,534

  TRAN, 3.00%, 6/12/03                               1,500                1,518

New Jersey Building Auth.,
     5.375%, 6/15/19                                 3,000                3,166

New Jersey Economic Dev. Auth.
  Continental Airlines, 7.00%,
     11/15/30 (triangle)                             1,000                  800

  Educational Testing, 4.75%,
     5/15/25 (MBIA Inured)                           1,950                1,928

  Franciscan Oaks, 5.75%, 10/1/23                      375                  326
  Harrogate
     5.50%, 12/1/06                                    400                  418

     5.65%, 12/1/08                                    200                  209

     5.75%, 12/1/16                                    500                  497

     5.875%, 12/1/26                                 1,000                  954

  Kapkowski Road Landfill
     Zero Coupon, 4/1/10
     (Escrowed to Maturity)                       $  1,025             $    775

     5.75%, 10/1/21                                    250                  249

  Keswick Pines, 5.75%, 1/1/24                         850                  777

  Lawrenceville School, 5.75%, 7/1/16                2,000                2,159

  Masonic Charity
     5.50%, 6/1/31                                   1,000                1,045

     6.00%, 6/1/25                                   1,000                1,098

  Natural Gas
     VRDN (Currently 1.25%)
     (AMBAC Insured)                                 1,000                1,000

  New Jersey American Water
     6.875%, 11/1/34 (FGIC
     Insured) (triangle)                             1,000                1,110

  School Fac. Construction
     5.25%, 6/15/19 (AMBAC Insured)                  1,500                1,590

  St. Barnabas Health Care System
     Zero Coupon, 7/1/16 (MBIA Insured)              3,500                1,899

  The Evergreens, 6.00%, 10/1/22                       965                  911

  The Seeing Eye, 6.20%, 12/1/24                     1,000                1,115

  Transitional Project, 6.00%,
  5/1/16 (FSA Insured)                               1,000                1,124

  Waste Management
     4.00%, 11/1/13 (triangle)                         200                  200

     6.375%, 11/1/31                                   800                  808

  Winchester Gardens, 8.625%, 11/1/25                  500                  534

New Jersey EFA
     5.375%, 7/1/17 (FGIC Insured)                   1,330                1,456

  Capital Improvement
     5.00%, 9/1/19 (FSA Insured)                     1,365                1,411

     5.125%, 9/1/15 (FSA Insured)                    1,300                1,397

  Monmouth Univ.
     5.25%, 7/1/09                                     480                  520

     5.60%, 7/1/12                                     450                  483

  Princeton Univ., 5.875%, 7/1/14
     (Prerefunded 7/1/04!)                           1,050                1,132

  Ramapo College, 5.00%, 7/1/25
     (AMBAC Insured)                                   600                  607

  Rider Univ., 5.00%, 7/1/17
     (RAA Insured)                                     500                  527

  Rowan College
     6.00%, 7/1/21 (AMBAC Insured)
     (Prerefunded 7/1/06!)                           1,000                1,144

  Stevens Institute of Technology,
     5.375%, 7/1/11                                    585                  635

New Jersey Environmental Infrastructure
     Trust, 5.25%, 9/1/20                         $  1,500             $  1,584

New Jersey HFFA
  Atlantic City Medical Center,
     5.75%, 7/1/25                                   2,000                2,058

  Bayonne Hosp., 4.75%, 7/1/27
     (FSA Insured)                                   1,500                1,480

  Hackensack Univ. Medical Center,
     6.00%, 1/1/34                                   1,750                1,821

  Irvington General Hosp.
     5.875%, 8/1/06 (Prerefunded 8/1/04!)              525                  577

     6.375%, 8/1/15 (Prerefunded 8/1/04!)              500                  555

  Kennedy Health Systems,
     5.50%, 7/1/21                                   1,000                1,017


  Robert Wood Johnson Univ. Hosp.,
     5.75%, 7/1/25                                   1,500                1,590

  Saint Peters Univ. Hosp., 6.875%, 7/1/30           1,000                1,074

  South Jersey Hosp., 5.875%, 7/1/21                 2,250                2,275

  Trinitas Hosp.
     6.00%, 7/1/14                                     750                  772

     6.00%, 7/1/20                                     570                  567

New Jersey Higher Ed. Student Assistance Auth.
     5.80%, 6/1/16
     (MBIA Insured) (triangle)                         985                1,055

     6.00%, 6/1/15
     (MBIA Insured) (triangle)                       2,000                2,192

New Jersey Highway Auth., Garden State Parkway
     5.75%, 1/1/13                                   2,000                2,267

New Jersey Housing & Mortgage Fin. Agency

  Single-Family
     5.70%, 10/1/17
     (MBIA Insured)                                  1,500                1,600

     5.90%, 10/1/29
     (MBIA Insured) (triangle)                       1,145                1,194

     6.35%, 10/1/27
     (MBIA Insured) (triangle)                       1,980                2,069

  Multi-Family
     5.20%, 5/1/14 (FSA Insured)                     1,995                2,099

     5.50%, 5/1/22 (FSA Insured) (triangle)            500                  517

     5.55%, 11/1/09 (FSA Insured)                    1,000                1,096

     5.70%, 5/1/20 (FSA Insured)                     1,000                1,062

     6.25%, 11/1/26 (FSA Insured)                    1,000                1,084

New Jersey Sports & Exposition Auth.

  Monmouth Park

     8.00%, 1/1/25
     (Prerefunded 1/1/05!)                             650                  751

New Jersey Transit Corp., 5.50%,
     2/1/08 (AMBAC Insured)                          3,000                3,368

New Jersey Transportation Trust Fund Auth.
     5.125%, 6/15/15                                 1,635                1,823

     6.00%, 12/15/19 (MBIA Insured)                  1,250                1,435

New Jersey Turnpike Auth.
     5.50%, 1/1/25 (MBIA Insured)                 $  1,025             $  1,080

     10.375%, 1/1/03
     (Escrowed to Maturity) **                         430                  443

New Jersey Wastewater Treatment Trust
     6.30%, 4/1/10 (Prerefunded 4/1/04!)             1,180                1,291

     6.375%, 4/1/11 (Prerefunded 4/1/04!)              200                  219

North Hudson Sewage Auth.
     Zero Coupon, 8/1/20 (MBIA Insured)              2,350                  994

     5.25%, 8/1/18 (FGIC Insured)                    2,000                2,147

Ocean County, GO
     5.125%, 9/1/18                                  1,590                1,689

     5.35%, 12/1/17                                  1,695                1,834
Ocean County Utilities Auth.
     6.30%, 1/1/11 (Prerefunded 1/1/05!)             1,300                1,440

Port Auth. of New York & New Jersey
     VRDN (Currently 1.85%)                            200                  200

     VRDN (Currently 1.90%)                            400                  400

     5.00%, 12/15/24
     (AMBAC Insured) (triangle)                      1,500                1,505

     5.125%, 1/15/36 (triangle)                      1,000                  997

     5.875%, 9/15/15
     (FGIC Insured) (triangle)                       1,000                1,106

     6.125%, 7/15/22 (triangle)                      1,000                1,072

     6.125%, 6/1/94                                  1,000                1,154

     6.50%, 7/15/19
     (FGIC Insured) (triangle)                         500                  543

     6.75%, 10/1/11 (triangle)                       1,000                1,055

     Rutgers Univ., VRDN (Currently 1.45%)           1,000                1,000

Salem County PCR
     5.75%, 4/1/31 (triangle)                        1,000                1,005

  E. I. Du Pont, 6.50%, 11/15/21 (triangle)          2,000                2,043

  Public Service Electric & Gas

     6.25%, 6/1/31 (MBIA Insured)                    1,500                1,637

South Brunswick Township Board of Ed., GO
     6.40%, 8/1/09 (FGIC Insured)

     (Prerefunded 8/1/05!)                           1,250                1,406

     6.40%, 8/1/10 (FGIC Insured)

     (Prerefunded 8/1/05!)                           1,500                1,688

South Jersey Transportation Auth.

  Raytheon Aircraft Service, 6.15%,
     1/1/22 (triangle)                                 660                  656

Tobacco Settlement Fin. Corp.,
     6.00%, 6/1/37                                   1,500                1,463

Union County, GO, 5.00%, 3/1/17                   $  1,500             $  1,590

Univ. of Medicine & Dentistry
     5.00%, 12/1/31 (AMBAC Insured)                  1,500                1,515

Wanaque Valley Regional Sewage Auth., GO
     5.75%, 9/1/18 (AMBAC Insured)                   3,115                3,618

Winslow Township Board of Ed., GO
     5.20%, 8/1/16 (FGIC Insured)                    2,010                2,145

  Total New Jersey (Cost $126,582)                                      135,803


PUERTO RICO  3.6%

     Children's Trust Fund, 6.00%, 7/1/26            1,500                1,582

Puerto Rico, GO
     5.00%, 7/1/27                                   1,500                1,503

     6.45%, 7/1/17 (Prerefunded 7/1/04!)               500                  553

Puerto Rico Highway & Transportation Auth.
     5.00%, 7/1/36                                     500                  501

     5.50%, 7/1/18                                     500                  527

Puerto Rico Infrastructure Fin. Auth.,
     7.50%, 7/1/09                                      75                   76

Puerto Rico Public Buildings Auth., GO
     Zero Coupon, 7/1/31 (AMBAC Insured)               500                  322

Total Puerto Rico (Cost $4,780)                                           5,064


DELAWARE  0.8%

Delaware River & Bay Auth.

     5.50%, 1/1/15 (AMBAC Insured)                     500                  553

     5.50%, 1/1/16 (AMBAC Insured)                     500                  550

  Total Delaware (Cost $995)                                              1,103


Total Investments in Securities

100.3% of Net Assets (Cost $132,357)                                   $141,970


Futures Contracts

                            Contract               Unrealized
               Expiration      Value               Gain (Loss)
               -----------  -------------          ------------

                                        In thousands

Short, 3 ten year
U.S. Treasury
contracts,
15,000 of New
Jersey Turnpike
Auth. pledged as
initial margin      9/02           $        (340)     $  (22)

Net payments
(receipts) of
variation
margin to date                                            22

Variation margin
receivable (payable)
on open futures
contracts                                                           --

Other
Assets
Less
Liabilities                                                         (434)

NET ASSETS                                                      $141,536

Net Assets Consist of:

Undistributed
net investment
income (loss)                                                         86

Undistributed
net realized
gain (loss)                                                       (2,771)


Net unrealized
gain (loss)                                                        9,591

Paid-in-capital
applicable to
12,098,989 no
par value shares
of beneficial
interest
outstanding;
unlimited
number
of shares
authorized                                                       134,630



NET ASSETS                                                      $141,536
                                                                --------

NET ASSET
VALUE PER
SHARE                                                           $  11.70
                                                                --------

(triangle) Interest subject to alternative minimum tax
       ** All or a portion of this security is pledged to cover margin requirements on futures contracts at August 31, 2002
        !  Used in determining portfolio maturity
    AMBAC  Ambac Assurance Corp.
      EFA  Educational Facility Authority
     FGIC  Financial Guaranty Insurance Company
      FSA  Financial Security Assurance Inc.
       GO  General Obligation
     HFFA  Health Facility Financing Authority
      IDR  Industrial Development Revenue
     MBIA  MBIA Insurance Corp.
      PCR  Pollution Control Revenue
      RAA  Radian Asset Assurance Inc.
     TRAN  Tax Revenue Anticipation Note
     VRDN  Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Interest income                                              $  3,514

Expenses

  Investment management                                           281

  Custody and accounting                                           49

  Shareholder servicing                                            44

  Prospectus and shareholder reports                                9

  Legal and audit                                                   7

  Trustees                                                          3

  Proxy and annual meeting                                          1

  Registration                                                      1

  Miscellaneous                                                     2

  Total expenses                                                  397

  Expenses paid indirectly                                         (1)

  Net expenses                                                    396

Net investment income (loss)                                    3,118

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                             80

Change in net unrealized gain or loss

  Securities                                                    2,312

  Futures                                                         (22)

  Change in net unrealized gain or loss                         2,290

Net realized and unrealized gain (loss)                         2,370

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                       $  5,488
                                                             --------



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/02              2/28/02
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $  3,118             $  6,076

  Net realized gain (loss)                              80                  422

  Change in net
  unrealized gain or loss                            2,290                1,443

  Increase (decrease) in net
  assets from operations                             5,488                7,941

Distributions to shareholders

  Net investment income                             (3,106)              (6,049)

Capital share transactions *

  Shares sold                                       17,061               23,030

  Distributions reinvested                           2,459                4,806

  Shares redeemed                                   (9,870)             (22,048)

  Increase (decrease) in net assets from capital

  share transactions                                 9,650                5,788

Net Assets

Increase (decrease)
during period                                       12,032                7,680

Beginning of period                                129,504              121,824

End of period                                     $141,536             $129,504
                                                  --------             --------

*Share information

  Shares sold                                        1,484                2,019

  Distributions reinvested                             214                  422

  Shares redeemed                                     (862)              (1,935)

  Increase (decrease)
  in shares outstanding                                836                  506


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                     August 31, 2002


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide the highest level of income exempt from federal and New Jersey income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, New Jersey municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled 1,000 for the period ended August 31, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended August 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates. Other Purchases and sales of portfolio securities, other than short-term securities, aggregated 15,588,000 and 10,332,000, respectively, for the six months ended August 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

     The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the fund had 2,767,000 of unused capital loss carryforwards, of which 145,000 expire in 2005, 1,509,000 expire in 2008 and 1,113,000 expire in 2009.

     At August 31, 2002, the cost of investments for federal income tax purposes was 132,284,000. Net unrealized gain aggregated 9,664,000 at period-end, of which 9,958,000 related to appreciated investments and 294,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled 50,000.

     In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled 64,000 for the six months ended August 31, 2002, of which 12,000 was payable at period-end.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
1993

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1986

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2001

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
1986

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
1992

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001

Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2001

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Inside Trustees

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies
--------------------------------------------------------------------------------

William T. Reynolds
(5/26/48)
1991
[37]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited; Chairman of the Board, State Tax-Free Income Trust
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1986
[98]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited
--------------------------------------------------------------------------------

M. David Testa
(4/22/44)
1997
[98]

Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Vice President and Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside trustee serves until the election of a successor.
--------------------------------------------------------------------------------

Officers
Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Jeremy N. Baker, CFA (2/27/68)
Vice President, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Linda A. Brisson (7/8/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Steven G. Brooks, CFA (8/5/54)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Jonathan M. Chirunga (2/2/66)
Vice President, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Maria H. Condez (4/3/62)
Assistant Vice President, State Tax-Free
Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

G. Richard Dent (11/14/60)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Charles B. Hill (9/22/61)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42) Vice President, State Tax-Free Income Trust
Director and Vice President, T. Rowe Price Group, Inc., Vice President,
T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc., Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Services, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

T. Dylan Jones (2/7/71)
Assistant Vice President, State Tax-Free
Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Marcy M. Lash (1/30/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting, Connie Lee Insurance Company (to 1998)
--------------------------------------------------------------------------------

Alan D. Levenson (7/17/58) Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President and Director of Research, Aubrey G. Lanston & Company, Inc.
(to 1998)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53) Secretary, State Tax-Free Income Trust
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Services, Inc.
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President, State Tax-Free
Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Konstantine B. Mallas (5/26/63)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. McDonald (9/29/49)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
President, State Tax-Free Income Trust
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Timothy G. Taylor (9/15/75)
Assistant Vice President, State Tax-Free Income Trust
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Vice President, State Tax-Free Income Trust
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(registered trademark) Clear Future(service mark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          Margins and Options Trading for qualified investors.

          Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of 19.95 on stock trades.*

          Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          * 19.95 per trade for up to 1,000 shares, plus 0.02 per share thereafter.

          ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

          * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

          !    Closed to new investors.

          !! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.


               Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Logo(registered trademark)
INVEST WITH CONFIDENCE

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F47-051  8/31/02